SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-b(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (')240.14a-11(C) or (')240.14a-12



                           D & E COMMUNICATIONS, INC.

                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (6)  Amount Previously Paid:

          ---------------------------------------------

     (7)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------

     (8)  Filing Party:

          ---------------------------------------------

     (9)  Date Filed:

          ---------------------------------------------

     Notes:

                           D & E COMMUNICATIONS, INC.
                              124 EAST MAIN STREET
                                  P.O. BOX 458
                             EPHRATA, PA 17522-0458
                                  717-733-4101

ANNE B. SWEIGART
Chairman, President and Chief
Executive Officer
                                                                   April 3, 1998

To Our Shareholders:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders. It is to be held at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522, on Thursday, April 30, 1998, at 10:30 a.m. local time.

     This year, you are being asked to elect four (4) nominees to the Board of Directors of D & E Communications, Inc. (the "Company"). Three of the nominees are directors who currently serve as members of Class C of the Board of Directors. One is a first time nominee to Class C who will fill a current vacancy on the Board. In addition, you will also be asked to ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. as independent accountants for 1998.

     Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

     At your earliest convenience, please mark, sign, and date the enclosed Proxy Card and the Meeting Attendance Card and return them to us in the envelope provided. In addition, if you are also a participant in the Company's Dividend Reinvestment Plan, please mark and return to us at the same time the Participant's Direction Card which is also enclosed. Duly executed but unmarked Proxy Cards and Participant's Direction Cards will be voted FOR the election of the four (4) nominees for director, and FOR the ratification of Coopers & Lybrand L.L.P. as independent accountants for 1998. If you attend the meeting, you may, of course, choose to revoke your proxy and personally cast your vote.


                                         Sincerely yours,

                                         (Mrs.) Anne B. Sweigart
                                         Chairman of the Board, President
Enclosures                               and Chief Executive Officer

                           D & E COMMUNICATIONS, INC.
                              124 EAST MAIN STREET
                                  P.O. BOX 458
                             EPHRATA, PA 17522-0458
                                  717-733-4101

ANNE B. SWEIGART
Chairman, President and Chief
Executive Officer
                                                                   April 3, 1998

To Our Employee Stock Ownership Plan Participants:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders. It is to be held at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522, on Thursday, April 30, 1998, at 10:30 a.m. local time.

     This year, you are being asked to elect four (4) nominees to the Board of Directors of D & E Communications, Inc. (the "Company"). Three of the nominees are directors who currently serve as members of Class C of the Board of Directors. One is a first time nominee to Class C who will fill a current vacancy on the Board. In addition, you will be asked to ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. as independent accountants for 1998.

     Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

     At your earliest convenience, please mark, sign and date: (1) the enclosed Participant's Direction Card and return it to the plan trustee, CoreStates Bank, and (2) the other proxy cards enclosed, and Meeting Attendance Card and return them to the Company in the envelopes provided.

                                           Sincerely yours,

                                           (Mrs.) Anne B. Sweigart
                                           Chairman of the Board, President
Enclosures                                 and Chief Executive Officer

                           D & E COMMUNICATIONS, INC.
                              124 EAST MAIN STREET
                                  P.O. BOX 458
                             EPHRATA, PA 17522-0458
                                  717-733-4101

ANNE B. SWEIGART
Chairman, President and Chief
Executive Officer
                                                                   April 3, 1998

To Our Shareholders:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders. It is to be held at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522, on Thursday, April 30, 1998, at 10:30 a.m. local time.

     At your earliest convenience, please mark and sign the enclosed Meeting Attendance Card and return it to us in the envelope provided.


                                            Sincerely,

                                            (Mrs.) Anne B. Sweigart
                                            Chairman of the Board, President
Enclosures                                  and Chief Executive Officer

                           D & E COMMUNICATIONS, INC.
                              Ephrata, Pennsylvania

                          NOTICE OF 1998 ANNUAL MEETING
                        TO SHAREHOLDERS AND PARTICIPANTS
                        IN THE DIVIDEND REINVESTMENT PLAN

     The Annual Meeting of the Shareholders of D & E Communications, Inc. ("the Company") will be held in accordance with the By-Laws of the Company on Thursday, April 30, 1998, at 10:30 a.m. local time, at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522. The purposes of the meeting, which are more fully described in the accompanying Proxy Statement, are:

     1. To elect four (4) Class C Directors for a term to expire in the year 2001 (and until their successors are duly elected and qualified);

     2. To ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for 1998; and

     3. To act upon such other business as may properly come before the meeting.

     Only holders of common stock of record on the books of the Company at the close of business on March 13, 1998, will be entitled to vote at the Annual Meeting or any adjournment thereof.

     The Company, as trustee of the D & E Communications, Inc. Dividend Reinvestment Plan (the "DRP"), is the record owner of the shares which have been allocated to your DRP account. Pursuant to the DRP, you are entitled to direct the trustee on how to vote the shares allocated to your account by returning the enclosed Participant's Direction Card. A copy of the Proxy Statement, the 1997 Annual Report of the Company, the Independent Accountants' Report, a Proxy Card, and a Participant's Direction Card are being mailed to you simultaneously prior to the Annual Meeting. The Board of Directors' nominees for directors are set forth in the accompanying Proxy Statement, as well as further information on the foregoing matters.

     THE ENCLOSED PROXY AND PARTICIPANT'S DIRECTION, WHICH ARE BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, CAN BE RETURNED IN THE ENCLOSED ENVELOPE. IT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                           By Order of the Board of Directors

April 3, 1998                              W. Garth Sprecher
                                           Secretary
Enclosures

                           D & E COMMUNICATIONS, INC.
                             Ephrata, Pennsylvania
                            ------------------------
                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
               TO PARTICIPANTS OF THE D & E COMMUNICATIONS, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN
                            ------------------------

     The Annual Meeting of the Shareholders of D & E Communications, Inc. ("the Company") will be held in accordance with the By-Laws of the Company, on Thursday, April 30, 1998, at 10:30 a.m. local time, at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522. The purposes of the meeting, which are more fully described in the accompanying Proxy Statement, are:

          1. To elect four (4) Class C Directors for a term to expire in the year 2001 (and until their successors are duly elected and qualified);

          2. To ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. as the Company's independent accountants for 1998; and

          3. To act upon such other business as may properly come before the meeting.

     Only holders of common stock of record on the books of the Company at the close of business on March 13, 1998, will be entitled to vote at the Annual Meeting or any adjournment thereof. CoreStates Bank, the trustee (the "Trustee") of the D & E Communications, Inc. Employee Stock Ownership Plan (the "ESOP"), is the record owner of the shares which have been allocated to your ESOP account. Pursuant to the ESOP, you are entitled to direct the Trustee on how to vote the shares allocated to your account by returning the enclosed Participant's Direction Card. A copy of the Proxy Statement, the 1997 Annual Report of the Company, the Independent Accountants' Report, and a Participant's Direction Card are being mailed to you simultaneously prior to the Annual Meeting. The Board of Directors' nominees for directors are set forth in the accompanying Proxy Statement, as well as further information on the foregoing matters.

     THE ENCLOSED PARTICIPANT'S DIRECTION, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, SHOULD BE RETURNED TO THE TRUSTEE IN THE ENCLOSED ENVELOPE. IT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

April 3, 1998                             By Order of the Board of Directors

                                          W. Garth Sprecher
                                          Secretary

Enclosures

                                PROXY STATEMENT

     Proxies in the accompanying form are being solicited by the Board of Directors (the "Board") of D & E Communications, Inc. ("the Company"), for use at the Annual Meeting of the Shareholders to be held at 10:30 a.m. on Thursday, April 30, 1998 at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522 (the "Annual Meeting"). This proxy statement and the form of proxy are being mailed to the Shareholders (as defined below) commencing on or about April 3, 1998.

     Only holders of shares of common stock, par value $0.16 per share, of the Company ("Common Stock") as shown on the books of the Company at the close of business on March 13, 1998 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, there were 7,432,389 shares of Common Stock outstanding. Holders of record of Common Stock at the close of business on the Record Date (the "Shareholders"), or their proxies, are entitled to cumulative voting rights in the election of directors at the Annual Meeting. Under cumulative voting, a Shareholder, or the Shareholder's proxy, may vote the number of shares of Common Stock owned by the Shareholder for as many persons as there are directors to be elected, or may cumulate such votes and give to one, or distribute among two or more nominees, as many votes as shall equal the number of directors to be elected multiplied by the number of the Shareholder's shares of Common Stock. Those persons receiving the highest number of votes are declared to be elected directors of the Company. For all other purposes, the Shareholders, or their proxies, are entitled to one vote per each share of Common Stock at the Annual Meeting.

     Judges of election are appointed by the Board to conduct the tabulation of votes with respect to the election of directors and the other matters to come before the Annual Meeting and to report the results thereof. The presence in person or by proxy of the holders of a majority of the shares of Common Stock outstanding is required to constitute a quorum for transaction of business at the Annual Meeting. The holders of Common Stock have one vote for each share held by them as of the Record Date.

     On June 11, 1996, the Denver and Ephrata Telephone and Telegraph Company ("Telco") effected a restructuring into a holding company structure whereby the Company, which had been a wholly-owned subsidiary of Telco, became the parent company and 100% owner of the shares of the common stock of Telco, and all of the holders of common stock of Telco became the holders of all of the Common Stock of the Company. Accordingly, references in this proxy statement to the Company in a historical context are intended to be the Company on and after June 11, 1996 and to Telco before June 11, 1996.

                  PROPOSAL 1:  ELECTION OF FOUR (4) DIRECTORS

     The Company's Articles of Incorporation provide for a maximum of twelve
(12) directors to be elected to the Company's Board. The Company has determined that one or more vacancies in the Board may be appropriate and therefor proxies may not be voted for a greater number of nominees than are named herein.

     The Board currently consists of ten (10) members divided into three (3) classes which are classified with respect to the year in which their terms shall expire. Each class of directors holds office for a term of three (3) years (and until their successors are duly elected and qualified), and the three (3) classes of the Board are staggered. Accordingly, one of the three (3) classes is elected each year to succeed the directors whose terms are expiring. Currently, the directors in Class C are serving terms expiring this year. The directors in Classes A and B are serving terms expiring at the annual meeting of the shareholders in 1999 and 2000, respectively. The Board has nominated for re-election to Class C three (3) directors whose terms expire this year; namely Paul W. Brubaker, Steven B. Silverman and Anne B. Sweigart. In addition, the Board is nominating Robert A. Kinsley to serve as a fourth member of Class C. If elected, their terms are to expire in the year 2001 (and until their successors are duly elected and qualified). There are no arrangements or understandings between any director or nominee and any other person pursuant to which the director or nominee was or is to be elected as a director.

     The Company has been advised by the persons named in the accompanying proxy that they intend to vote pursuant to the proxy for the election of Messrs. Brubaker and Silverman and Mrs. Sweigart (who are presently directors of the Company with regular terms expiring this year), and Mr. Kinsley who is a new nominee to Class C, and to exercise cumulative voting, if necessary, to secure their election. Each individual nominated for election as a director has agreed to serve if elected. However, the Company is informed that in the event of the refusal or inability of any of the foregoing nominees for director to serve, the persons named in the accompanying proxy intend to vote at the Annual Meeting pursuant to the proxy for the election of such person(s), if any, as may be nominated by the Board, subject to the right of the persons named in the proxy to exercise cumulative voting rights as described above.

DIRECTORS

     Information follows about each nominee to serve in Class C and the other directors serving in Classes A and B.

  Nominees for Class C Directors For Terms To Expire In 2001

     Paul W. Brubaker, age 54, is a Director, Executive Vice President and Corporate Secretary of the Ephrata National Bank where he has been employed since 1961. He is a member of the American Institute of Banking and of the Finance Committee of the Ephrata Economic Development Board, and he has served as Vice Chairman of the National Board of the Church of the Brethren in Elgin, Illinois. He has been a director of the Company since 1990. Mr. Brubaker is Chairman of the Audit Committee.

     Steven B. Silverman, age 65, has been a senior partner in the law firm of Rothenberg, Silverman and Furman PC, Elkins Park, Pennsylvania since 1995. Prior to 1995 he was a senior partner in Rothenberg and Silverman. In addition to his private practice, he serves as an adjunct professor of labor law at Dickinson School of Law in Carlisle, Pennsylvania. He has been a director of the Company since 1991. Mr. Silverman is Chairman of the Compensation Committee.

     Anne B. Sweigart, age 83, has held the positions of Chief Executive Officer, President and Chairman of the Board of the Company since July 1985. She became a director in 1952. Mrs. Sweigart served as Executive Vice President from March 1981 to July 1985. Her employment began in 1936, twenty-five years after her father founded the Company. From that time until today, she has always been involved in the management affairs of the Company. She serves on numerous community Boards and is currently a Trustee of Rider University, an Associate Trustee of Elizabethtown College, an Honorary Trustee of Lebanon Valley College and a Trustee of Linden Hall School for Girls. Mrs. Sweigart is also a Director of the Pennsylvania Telephone Association. Mrs. Sweigart is a member of the Audit Committee and serves as Chairman of the Executive Committee.

     Robert A. Kinsley, age 57, is Chairman and Chief Executive Officer of Kinsley Construction, a company he founded in York, PA in 1963 that specializes in heavy, general, and design build construction. Mr. Kinsley is also managing partner of Kinsley Equities, which is a regional real estate developer of industrial and commercial properties. He is also a director of Mercantile - Safe Deposit & Trust Company, Baltimore, MD and Ruscilli Construction Company of Columbus, OH. Mr. Kinsley is Chairman of the Board of I. B. Abel, an electrical construction firm in south central PA. He serves numerous community and professional organizations and is currently President of South George Street Community Partnership, Chairman of the York County Air Transportation Authority, member of the York Foundation Board of Directors and a Trustee of York College of Pennsylvania. Mr. Kinsley is a first-time nominee to the Board of the Company.

  Class A Directors Whose Terms Expire In 1999

     John Amos, age 66, has been in the commercial fruit and produce growing business for more than 43 years in Grand Traverse County, Michigan serving as President of Hi-Lo Farms, Inc. since 1979 and as Senior Partner of Amos Farms since 1980. He became a member of the Board in 1990. Mr. Amos is a member of the Compensation Committee.

     G. William Ruhl, age 58, has been the Senior Vice President of the Company and Chief Executive Officer of Telco since 1996. From 1991, when he joined the Company, to 1996 he held the position of Senior Vice President of Telco. He was previously employed by Bell of Pennsylvania from 1961 to 1991, at which time he retired as Director of Network Architecture and Deployment Planning. Mr. Ruhl is a registered Professional Engineer and a member of the Institute of Electrical and Electronics Engineers, Inc. He is Chairman of the Board of Directors of Monor Telephone Company and serves on the Board of Alliance for Telecommunications Industry Solutions. Mr. Ruhl is also on the Board of Directors of the Central Pennsylvania Symphony. He became a director of the Company in 1993. Mr. Ruhl is a member of the Executive Committee.

     W. Garth Sprecher, age 46, is Vice President and Secretary of the Company and Chief Executive Officer of D & E Marketing Corp. He joined the Company in 1984 as a Communications Consultant for D&E Telephone and Data Systems, Inc. (f.k.a. Red Rose Systems, Inc.). He was named Commercial Manager of the Company in 1988. In 1990, he assumed the position of Assistant Secretary and Director of External Affairs, and in 1996, he assumed his present position. He is a member of the Board of Directors of the Lancaster Chamber of Commerce and Industry and is a director of the Ephrata Chamber of Commerce. He is also Vice President of the Board of Directors of the Mid-Atlantic Chapter of the American Society of Corporate Secretaries and also serves on the Executive Board of the Pennsylvania Dutch Council of the Boy Scouts of America. Mr. Sprecher became a Director of the Company in 1993. Mr. Sprecher is a member of the Executive Committee.

  Class B Directors Whose Terms Expire In 2000

     Thomas H. Bamford, age 58, is Director of Community Relations for the Lancaster Health Alliance. He joined the Alliance in 1995 upon his retirement after nearly 27 years with CoreStates Bank. At his retirement, he was Senior Vice President, Director of Corporate Communications and Lancaster Area Executive Officer for CoreStates Bank. Mr. Bamford is an accredited member of the Public Relations Society of America. He is currently a director of the United Way of Lancaster County, the Louise Von Hess Foundation for Medical Education, the Lancaster Housing Opportunities Partnership, the Lancaster YMCA Foundation, and the Rotary Club of Lancaster. He is a member of the Marketing and Communications Council of the Lancaster Chamber of Commerce and Industry and the Lancaster County Health Partnership. He became a Director of the Company in 1997. Mr. Bamford is a member of the Compensation Committee.

     Ronald E. Frisbie, age 75, retired from the Company in 1992 where he served as a Vice President of the Company from 1971 until 1992, and Secretary, Treasurer and Assistant to the President from 1985 until 1992. He was employed by the Western Electric Company from 1947 to 1949 and the Commonwealth Telephone Company from 1949 to 1953 at which time he became employed by the Company as Wire Chief. Mr. Frisbie has been a Director since 1983. Mr. Frisbie is a member of the Audit Committee.

     Robert M. Lauman, age 72, has been the Executive Vice President and Chief Operating Officer of the Company since 1990. He joined the Company in 1983 and was previously employed by Bell of Pennsylvania from 1946 to 1983, at which time he retired as Vice President - Engineering. Mr. Lauman is a registered Professional Engineer, a member of the Pennsylvania Society of Professional Engineers and a member of the Institute of Electrical and Electronics Engineers, Inc. He has been a director of the Company since 1983. Mr. Lauman is a member of the Executive Committee and the Compensation Committee.

     D. Mark Thomas, age 50, has been a managing partner in the law firm of Thomas, Thomas, Armstrong & Niesen, Harrisburg, PA, since the formation of the firm in 1991, concentrating primarily in public utility and telecommunications law. Previous thereto, he was a partner in the law firm of Thomas & Thomas from 1977 to 1990. Mr. Thomas became a director of the Company in 1997. Mr. Thomas is a member of the Audit Committee.

GENERAL INFORMATION REGARDING THE BOARD OF DIRECTORS

  Director Attendance at Board Meetings

     The Board held a total of twelve (12) regularly scheduled meetings and one
(1) special meeting, during the year ended December 31, 1997. Each incumbent director attended in excess of 75% of the aggregate meetings of the Board and the Board's committees on which he or she served. The Board has the following three (3) standing committees: the Audit Committee, the Compensation Committee, and the Executive Committee.

  Compensation of Directors

     The directors were each paid $950.00 per meeting which they attended ($500.00 per meeting in which they did not participate) and $100.00 per any committee meeting of the Board not held in conjunction with a Board meeting. Actual travel and lodging expenses were also reimbursed.

BOARD COMMITTEES

  Audit Committee

     The current Audit Committee, consisting of Paul W. Brubaker (Chairman), Ronald E. Frisbie, Anne B. Sweigart, and D. Mark Thomas, is responsible for recommending to the Board the firm of independent public accountants responsible to audit the Company's financial statements. This Committee also reviews with the independent public accountants the results of their audit work. The Audit Committee held two (2) meetings during 1997.

  Compensation Committee

     The current Compensation Committee, consisting of Steven B. Silverman (Chairman), John Amos, Thomas H. Bamford and Robert M. Lauman reviews and makes recommendations to the Board regarding the compensation practices of the Company. The Compensation Committee held one (1) meeting during 1997.

  Executive Committee

     The current Executive Committee, consisting of Anne B. Sweigart (Chairman), Robert M. Lauman, G. William Ruhl and W. Garth Sprecher, is designed to perform and uphold the duties and responsibilities of the Board as dictated by the By-Laws of the Company and within the limitations set by the Board. The Executive Committee held nine (9) meetings during 1997.

SECURITY OWNERSHIP OF MANAGEMENT

     As of March 6, 1998 (the "Most Practicable Date"), there were 7,432,389 shares of the Company's Common Shares outstanding. The table below sets forth the ownership of the Common Stock held, as of the Most Practicable Date, by each of (i) the directors (and nominees), (ii) the executive officers and (iii) all directors and officers as a group.

                                                         NATURE AND AMOUNT OF             PERCENT
             NAME OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP             OF CLASS
             ------------------------                   -----------------------           --------
John Amos.........................................               63,150(4,7)                     *
Thomas H. Bamford.................................                  500                          *
Paul W. Brubaker..................................                3,375(1)                       *
Ronald E. Frisbie.................................               49,730(1,3,4)                   *
Donald R. Kaufmann................................                  833(1,2,6)                   *
Robert A. Kinsley (nominee).......................                   --                          *
Robert M. Lauman..................................               48,800(1,2,5,6)                 *
Thomas E. Morell..................................                1,816(2,5)                     *
G. William Ruhl...................................                3,782(1,2,5,6)                 *
Steven B. Silverman...............................                1,060(6)                       *
W. Garth Sprecher.................................               96,948(1,2,4,5,6)           1.30%
Anne B. Sweigart..................................              370,029(1,2,4,5,6)           4.98%
D. Mark Thomas....................................                1,300(8)                       *
All Directors and Officers as a group.............              641,323(1,2,3,4,5,6,7,8)     8.63%

------------------

 * Less than 1 percent.

(1) Includes shares owned in their individual capacities, but held by the D & E Communications, Inc. Voting Trust (the "Voting Trust") as of the Most Practicable Date as follows: 3,375 for Mr. Brubaker, 49,430 for Mr. Frisbie, 300 for Mr. Kaufmann, 44,315 for Mr. Lauman, 672 for Mr. Ruhl, 95,456 for Mr. Sprecher, 368,806 for Mrs. Sweigart, and 562,354 for all directors and officers as a group. Mrs. Sweigart and Messrs. Amos, Frisbie and Sprecher are Voting Trustees of the Voting Trust.

(2) Includes shares held in the Company's Employee Stock Ownership Plan as of the Most Practicable Date as follows: 442 for Mr. Kaufmann, 872 for Mr. Lauman, 1,250 for Mr. Morell, 1,404 for Mr. Ruhl, 1,112 for Mr. Sprecher, 462 for Mrs. Sweigart and 5,542 for all directors and officers as a group. All fractional shares are rounded to the nearest whole share.

(3) Does not include 920 shares owned by Mr. Frisbie's wife, with respect to which Mr. Frisbie disclaims beneficial ownership.

(4) Does not include shares not owned in their individual capacities, but held by the Voting Trust for which Mrs. Sweigart and Messrs. Amos, Frisbie and Sprecher serve as Trustees, and to which each of the Trustees disclaims beneficial ownership.

(5) Includes shares held in the Company's Employee Stock Purchase Plan as of the Most Practicable Date as follows: 1,197 for Mr. Lauman, 566 for Mr. Morell, 1,351 for Mr. Ruhl, 359 for Mr. Sprecher, 162 for Mrs. Sweigart and 3,635 for all directors and officers as a group.

(6) Includes shares held in the Company's Dividend Reinvestment Plan as of the Most Practicable Date as follows: 11 for Mr. Kaufmann, 2,116 for Mr. Lauman, 55 for Mr. Ruhl, 58 for Mr. Silverman, 21 for Mr. Sprecher, 299 for Mrs. Sweigart and 2,560 for all directors and officers as a group.

(7) Includes shares held in the John Amos Living Trust, of which Mr. Amos is trustee. Does not include 65,709 owned by the Mary P. Amos Living Trust, of which Mr. Amos' wife is trustee, and to which Mr. Amos disclaims beneficial ownership.

(8) Includes 300 shares held as custodian for Emily Thomas and 600 shares held as custodian for David Thomas for which Mr. Thomas does not disclaim beneficial ownership.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and change in ownership with the Securities and Exchange Commission and Nasdaq. Directors, executive officers, and other 10 percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Solely on its review of the copies of such forms or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during 1997, all filing requirements under Section 16(a) applicable to its directors and executive officers were met except for Steven B. Silverman who failed to timely file Forms 4 disclosing changes in his beneficial ownership.

IDENTIFICATION OF EXECUTIVE OFFICERS

     The following table sets forth the names, ages, and positions of the executive officers of the Company. All executive officers of the Company serve for terms of one year and until re-appointed or until a successor is duly appointed at the annual organizational meeting of directors, which follows the annual shareholders' meeting. No executive officers have any arrangements or understandings with any other person pursuant to which such executive officer was or is to be appointed as an executive officer.

                                                                                         POSITION
NAME                                AGE                     POSITION                    HELD SINCE
----                                ---                     --------                    ----------
Anne B. Sweigart..................  83    Chairman, President, and Chief Executive         1985
                                          Officer
Robert M. Lauman..................  72    Executive Vice President and Chief Operating     1990
                                          Officer
G. William Ruhl...................  58    Senior Vice President                            1991
Thomas E. Morell..................  37    Vice President, Chief Financial Officer and      1995
                                          Treasurer (1)
W. Garth Sprecher.................  46    Vice President and Secretary (1)                 1993
Donald R. Kaufmann................  55    Vice President                                   1996

------------------
(1) Both Messrs. Morell and Sprecher were elected as a Vice President in 1996.

     Mrs. Sweigart's and Messrs. Lauman, Ruhl and Sprecher's biographies are set forth above in the section entitled "Directors".

     Thomas E. Morell, age 37, is Vice President, Chief Financial Officer and Treasurer of the Company and Chairman of D&E Marketing Corp. Mr. Morell was Assistant Controller of the Company from 1984 to 1990, Controller from 1990 to 1995 and Chief Financial Officer and Treasurer since August 22, 1995. From 1982 to 1984, he was employed by Coopers & Lybrand L.L.P. as an auditor. Mr. Morell serves as Treasurer on the Board of Directors of Hands-on-House, Children's Museum of Lancaster. Mr. Morell is a Certified Public Accountant and is a member of the Pennsylvania Institute of Certified Public Accountants.

     Donald R. Kaufmann, age 55, has been Vice President of the Company and Chief Executive Officer of the Company's subsidiary, D&E Telephone and Data Systems, Inc. since 1996. From 1995, when he joined the Company, until 1996, he served as Managing Director of New Business Ventures. From 1965 to 1995, Mr. Kaufmann was employed by Bell Atlantic. When Mr. Kaufmann left Bell Atlantic, he was Director of Network Investment Management.

EXECUTIVE COMPENSATION

  Summary Compensation Table

     The following table sets forth the compensation received for services to the Company and its subsidiaries during each of the last three (3) fiscal years by the Company's CEO and, in addition, the individuals who during 1997 were the four (4) most highly compensated executive officers of the Company and who received in excess of $100,000 in salary and bonus.

                                                                  ANNUAL COMPENSATION
                                               ---------------------------------------------------------
                                                                          OTHER ANNUAL       ALL OTHER
                                                SALARY        BONUS       COMPENSATION      COMPENSATION
  NAME AND PRINCIPAL POSITION        YEAR         $          ($)(A)          ($)(B)            ($)(C)
  ---------------------------        ----      --------      -------      ------------      ------------
Anne B. Sweigart ..............      1997      $171,154      $76,500        $     0           $180,144
  Chairman, President & CEO          1996       148,124       21,945              0            160,919
                                     1995       141,131       21,105              0            153,122

Robert M. Lauman ..............      1997      $147,270      $65,925        $     0           $ 60,672
  Executive Vice President           1996       137,730       20,550              0             53,708
  & Chief Operating Officer          1995       131,738       19,695         21,263             31,681

G. William Ruhl ...............      1997      $ 88,000      $39,150        $     0           $ 26,483
  Senior Vice President              1996        77,954       11,580              0             25,390
                                     1995        70,000       10,410              0             24,331

Thomas E. Morell ..............      1997      $ 78,769      $34,650        $     0           $  9,829
  Vice President, Chief              1996        68,415       10,155              0              9,621
  Financial Officer and              1995        61,740        8,910              0              4,456
  Treasurer

Donald R. Kaufmann ............      1997      $ 75,385      $43,750        $     0           $ 15,813
  Vice President                     1996        69,155        9,750              0             15,511
                                     1995        29,560        4,388              0             14,288

------------------

(A) Bonuses are established pursuant to the Company's Officer Incentive Plan under performance targets for the year established by the Compensation Committee.

(B) Except in the case of Mr. Lauman, the aggregate amounts of other annual compensation paid to the named executive officers did not exceed the lesser of (i) $50,000 or (ii) 10% of the total annual salary and bonus reported for each individual. In 1995, amounts paid to Mr. Lauman include an initiation and membership fee of $13,820, which was greater than 25% of his total "other annual compensation" in such year.

(C) The amounts shown in this column are for the following persons for the following items in the years 1997, 1996, and 1995, respectively: (i) Anne B.
    Sweigart: $19,470, $19,684, and $19,919 for Split Dollar Life Insurance; $3,374, $2,926, and $2,672 for the 401(k) Company Match; $144,800, $126,709,
    and $119,531 Pension Benefits (over age 70 1/2); $12,500, $11,600 and
    $11,000 for Director's fees; (ii) Robert M. Lauman: $15,432, $15,606, and $15,790 for the Split Dollar Life Insurance; $0, $0, and $2,256 for Term Life Insurance; $2,938, $2,714, and $2,635 for the 401(k) Company Match; $29,802, $23,588 and $0 for Pension Benefits (over age 70 1/2); $12,500,
    $11,800 and $11,000 for Director's fees; (iii) G. William Ruhl: $11,773, $11,781, and $11,781 for the Split Dollar Life Insurance; $450, $450, and $450 for Term Life Insurance; $1,760, $1,559, and $1,400 for the 401(k) Company Match; $12,500, $11,600 and $10,700 for Director's fees; (iv) Thomas
    E. Morell: $3,188, $3,187, and $3,185 for the Split Dollar Life Insurance; $66, $66, and $36 for Term Life Insurance; $1,575, $1,368, and $1,235 for
    the 401(k) Company Match; $5,000, $5,000 and $0 for Director's meeting attendance fees; (v) Donald R. Kaufmann: $13,856, $13,901, and $13,878 for the Split Dollar Life Insurance; $450, $288, and $60 for Term Life Insurance; $1,507, $1,382, and $350 for the 401(k) Company Match.

  Compensation Committee Report On Executive Compensation

     The Company's executive compensation program is administered by the Compensation Committee (the "Committee") comprised of Directors Steven B. Silverman (Chairman), John Amos, Thomas H. Bamford, and Robert M. Lauman.

     In establishing the base salaries of the executive officers of the Company, including the Chief Executive Officer, Mrs. Sweigart, the Committee considers a number of factors including (i) salary ranges for comparable positions at other companies; (ii) the historical financial performance of the Company (including such indicators as gross revenues, operating income, net income, earnings per share and earnings before interest, taxes, depreciation and amortization (EBITDA); (iii) the level of responsibility of the employee; and (iv) the level of inflation for the period. However, compensation decisions are not based upon any precise formula and no factor is accorded any greater weight than other factors. For 1997, a compensation consultant retained by the Committee developed recommended salary ranges for executive officers of the Company based on a comparison of salaries paid at comparable companies for positions with equivalent levels of responsibility. (There is, however, no intentional relation between the companies used for compensation purposes and the companies in the NASDAQ Telecommunications Index (Nasdaq Telecom) used in the Stock Performance Graph on page 10.) Using the consultant's recommendations, and based on the Committee's evaluation of the factors listed above, the base salary of the Chief Executive Officer was increased by 15.5% for 1997 from 1996.

     The Company also provides an annual incentive opportunity to the Company's executive officers pursuant to the Company's Officer Incentive Plan, which has been approved by the Board of Directors. Under the Plan, the Committee establishes performance targets for EBITDA for the year. In 1997, the performance goals established by the Committee at the beginning of the year were achieved, and bonuses were paid accordingly.

                                          Respectfully Submitted,

                                          The Compensation Committee
                                            Steven B. Silverman
                                            John Amos
                                            Thomas H. Bamford
                                            Robert M. Lauman

  Compensation Committee Interlocks and Insider Participation

     During the year ended December 31, 1997, Messrs. Silverman (Chairman), Amos, Bamford and Lauman served on the Compensation Committee of the Board. Mr. Lauman is an executive officer of the Company.

  Pension Plan Table

     The Company's pension plan is a noncontributory defined benefit plan computed on an actuarial basis covering all eligible employees. The plan provides benefits based on years of service and the employee's compensation as the average of the highest three years of the previous ten years prior to retirement. Accrued benefits are vested after five years of service. Normal retirement age is 65, but an employee who has attained the age of 55 and has at least 25 years of service (The Rule of Eighty) may retire without any actuarial reduction of his benefit. Benefit amounts are not subject to any reduction for Social Security or other amounts.

     The following table illustrates the maximum annual benefit payable upon retirement pursuant to the Company's pension plan for employees with specified average final compensation and years of service, assuming normal retirement age and payment as a single life annuity.

       AVERAGE                         YEARS OF SERVICE
        FINAL           -----------------------------------------------
    COMPENSATION          15        20        25        30        35
---------------------   -------   -------   -------   -------   -------
      $100,000          $24,000   $32,000   $40,000   $48,000   $56,000
       110,000           26,400    35,200    44,000    52,800    61,600
       120,000           28,800    38,400    48,000    57,600    67,200
       130,000           31,200    41,600    52,000    62,400    72,800
       140,000           33,600    44,800    56,000    67,200    78,400
       150,000           36,000    48,000    60,000    72,000    84,000
       160,000           38,400    51,200    64,000    76,800    89,600
       170,000           40,800    54,400    68,000    81,600    95,200
       180,000           43,200    57,600    72,000    86,400   100,800
       190,000           45,600    60,800    76,000    91,200   106,400
       200,000           48,000    64,000    80,000    96,000   112,000

     Compensation included in the pension plan base consists of the base salary and bonus shown in the Salary and Bonus columns of the Summary Compensation Table. The years of service for purposes of the pension plan, as of December 31, 1997, were for Mrs. Sweigart 61 years, Mr. Lauman 14 years, Mr. Ruhl 6 years, Mr. Morell 13 years and Mr. Kaufmann 2 years.

STOCK PERFORMANCE GRAPH

     The following is a graphical comparison of five-year cumulative total return on shares of the Company's Common Shares. The comparison assumes $100 invested in each of the Nasdaq U.S. and Foreign Index (Nasdaq US & Foreign), the Nasdaq Telecommunications Index (Nasdaq Telecom) and the Company's Common Stock, on December 31, 1992 and that all dividends were reinvested. The comparison was changed from the prior years which used the Standard and Poor's 500 Index and the S & P Telephone Index. Because the Company's shares are traded on the Nasdaq market, it is believed the Nasdaq comparisons are more representative. The change made no material difference in the current year's presentation.

                                    [GRAPHIC]

              In the printed version of the document, a line graph
                appears which depicts the following plot points:

                            1992         1993         1994         1995         1996         1997
                           -------      -------      -------      -------      -------      -------
Nasdaq U.S.
& Foreign                  $100.00      $115.76      $112.28      $157.69      $193.09      $236.22
Nasdaq
Telecom                    $100.00      $154.19      $128.69      $168.51      $172.29      $254.48

D & E                      $100.00      $158.81      $201.02      $223.49      $221.28      $170.41

     The Common Stock is currently traded on The Nasdaq Stock Market National Market ("NASDAQ") under the Symbol DECC. Prior to being traded on the NASDAQ, the Common Stock was traded on the over-the-counter market. For the years represented on the graph, the comparative prices are an average of the high and low closing prices of the Common Stock on the last trading day before the beginning of each fiscal year reported above, as reported on the interdealer quotation system and summarized in the "Pink Sheets" published by the National Quotation Bureau. Such quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following Common Stock ownership information is shown as of the Record Date.

                                                                AMOUNT AND NATURE OF        PERCENT
          NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP        OF CLASS
          ------------------------------------                 -----------------------      --------
The Voting Trust D & E Communications, Inc. .............             2,975,444(1)          40.03%
  (the "Voting Trust")
  P.O. Box 458
  Ephrata, PA 17522

Southwestern Investments, Inc. ..........................             1,300,000             17.49%
  High Ridge Park
  Stamford, CT 06905

The Ephrata National Bank, Trustee of the William and
  Jemima Brossman Charitable Foundation (the "Charitable
  Foundation") ..........................................             1,100,100(2)          14.80%
  P.O. Box 457
  Ephrata, PA 17522

Anne B. Sweigart ........................................               370,029(3)           4.98%
  207 East Main Street
  Ephrata, PA 17522

------------------
(1) Certain shareholders are parties to that certain Voting Trust Agreement, dated as of November 19, 1992, pursuant to which the Voting Trustees named therein have the right to exercise sole voting power on all matters submitted to the Company's shareholders for a vote, but not investment power, with respect to the shares held by such shareholders. By its terms, the Voting Trust expires November 18, 2002. The Trustees of the Voting Trust are Anne B. Sweigart, Ronald E. Frisbie, W. Garth Sprecher, Kay W. Shober and John Amos, each of whom, except for Mr. Shober, is a director of the Company. Each of the Voting Trustees disclaims beneficial ownership of the shares held by the Voting Trust, except such shares held by each individual Trustee as a participant in the Voting Trust.
(2) The Charitable Foundation is a member of the Voting Trust. Therefore, the number of shares shown above as held by the Charitable Foundation is also included in the number of shares shown above held by the Voting Trust. The Ephrata National Bank, as trustee of the Charitable Foundation, exercises sole investment power, but not the voting power, with respect to the shares held by the Charitable Foundation.
(3) Mrs. Sweigart is a member of the Voting Trust and has the sole investment power, but not the voting power, with respect to these shares (except in her capacity as a Voting Trustee). Therefore, the number of shares shown above as held by Mrs. Sweigart is also included in the number of shares shown above as held by the Voting Trust.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Steven B. Silverman, a director of the Company, is a senior partner in the law firm of Rothenberg, Silverman and Furman PC which is currently retained as counsel to the Company.

     Mr. D. Mark Thomas, of the Company, is a partner in the law firm of Thomas, Thomas, Armstrong & Niesen, which is currently retained as counsel to the Company.

     Mrs. Anne B. Sweigart, Chairman of the Board, President and Chief Executive Officer, is the aunt of W. Garth Sprecher, Vice President and Secretary of the Company.

     THE BOARD RECOMMENDS THE ELECTION OF ITS FOUR (4) NOMINEES AS CLASS C DIRECTORS.

                                  PROPOSAL 2:
                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board, upon recommendation of its Audit Committee, appointed Coopers & Lybrand L.L.P., as accountants of the Company's Financial Statements for 1998. The recommendation is being submitted to the Shareholders for approval, which requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. A representative of Coopers & Lybrand L.L.P., is expected to be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire to do so.

     THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE IN FAVOR OF RATIFYING COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS FOR 1998.

                           1999 SHAREHOLDER PROPOSALS

     Proposals of shareholders intended for inclusion in the Company's proxy statement relating to the 1999 Annual Meeting must be received at the Company's principal executive offices, 124 East Main Street, Ephrata, PA 17522 (please address to the attention of W. Garth Sprecher, Vice President and Secretary), no later than Friday, November 27, 1998. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

                                 OTHER MATTERS

     The Board is not aware that any matter other than those listed in the Notice of 1998 Annual Meeting of Shareholders is to be presented for action at the Annual Meeting. If any of the Board's nominees are unavailable for election as a director or if any matter should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the proxy in respect thereof in accordance with the best judgment of the person or persons acting as proxies.

     Any Shareholder who executes and returns the proxy may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

     The Company will pay the expenses in connection with printing, assembling and mailing the Notice of 1998 Annual Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy. In addition to the use of mails, proxies may be solicited by directors, officers and other employees of the Company personally or by telephone. The Company may request persons holding stock in their names or names of nominees to send proxy material to, and obtain proxies from, their principals, and the Company will reimburse such persons for their expense in so doing.

     Items included in this Proxy Statement are as of December 31, 1997, unless otherwise stated.

     UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO W. GARTH SPRECHER, VICE PRESIDENT AND SECRETARY, D & E COMMUNICATIONS, INC., 124 EAST MAIN STREET, EPHRATA, PA 17522, A COPY OF THE COMPANY'S 1997 ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997 WILL BE PROVIDED WITHOUT CHARGE.

April 3, 1998

                            PARTICIPANT'S DIRECTION
                            D&E Communications, Inc.
                           DIVIDEND REINVESTMENT PLAN

To: D&E Communications, Inc. as Trustee of the D&E Communications, Inc. Dividend Reinvestment Plan

Pursuant to your notice accompanied by the proxy material in connection with the 1998 Annual Meeting of Shareholders of D&E Communications, Inc., to be held on Thursday, April 30, 1998, at 10:30 a.m., I direct you to execute a proxy in the form solicited by the Board of Directors of D&E Communications, Inc. with respect to all shares of Common Stock, par value $0.16, to which I have the right to give voting directions under the D&E Communications, Inc. Dividend Reinvestment Plan as follows:

              (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

1.  ELECTION OF FOUR (4) DIRECTORS

NOMINEES: For the Class C Directors Whose Terms Expire in 2001: Anne B.
          Sweigart, Paul W. Brubaker and Steven B. Silverman. Additional nominee to fill Class C vacancy: Robert A. Kinsley

[  ]  FOR all nominees listed (except as marked to the contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

           ---------------------------------------------------------

2.  RATIFICATION OF INDEPENDENT ACCOUNTANTS

               [  ] for       [  ] against        [  ] abstain

THIS PARTICIPANT'S DIRECTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, THIS PARTICIPANT'S DIRECTION WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF THE FOUR (4) DIRECTORS, FOR RATIFICATION OF INDEPENDENT ACCOUNTANTS AND IN ITS DISCRETION, THE TRUSTEE IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. IF NECESSARY, CUMULATIVE VOTING RIGHTS WILL BE EXERCISED TO SECURE THE ELECTION OF AS MANY AS POSSIBLE OF THE BOARD OF DIRECTORS' NOMINEES.





DATE:_______________________________________________ , 1998

___________________________________________________________

___________________________________________________________
Participant(s) sign above exactly as name is printed on label. If signing as representative, so indicate. For joint accounts, all owners should sign.

                             PARTICIPANT'S DIRECTION
               Denver and Ephrata Telephone and Telegraph Company
                          Employee Stock Ownership Plan

To: CoreStates Bank, as Trustee of the Denver and Ephrata Telephone and Telegraph Company Employee Stock Ownership Plan

Pursuant to your notice accompanied by the proxy material in connection with the 1998 Annual Meeting of Shareholders of D&E Communications, Inc., to be held on Thursday, April 30, 1998, at 10:30 a.m., I direct you to execute a proxy in the form solicited by the Board of Directors of D&E Communications, Inc. with respect to all shares of Common Stock, par value $0.16, to which I have the right to give voting directions under the Denver and Ephrata Telephone and Telegraph Company Employee Stock Ownership Plan as follows:

              (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

1.  ELECTION OF FOUR (4) DIRECTORS

NOMINEES: For the Class C Directors Whose Terms Expire in 2001: Anne B.
          Sweigart, Paul W. Brubaker and Steven B. Silverman. Additional nominee to fill Class C vacancy: Robert A. Kinsley

[  ]  FOR all nominees listed (except as marked to the contrary below)

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)


           ---------------------------------------------------------

2.  RATIFICATION OF INDEPENDENT ACCOUNTANTS

               [  ] for       [  ] against        [  ] abstain

THIS PARTICIPANT'S DIRECTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, THIS PARTICIPANT'S DIRECTION WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF THE FOUR (4) DIRECTORS, FOR RATIFICATION OF INDEPENDENT ACCOUNTANTS AND IN ITS DISCRETION, THE TRUSTEE IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. IF NECESSARY, CUMULATIVE VOTING RIGHTS WILL BE EXERCISED TO SECURE THE ELECTION OF AS MANY AS POSSIBLE OF THE BOARD OF DIRECTORS' NOMINEES.





DATE:_______________________________________________ , 1998

___________________________________________________________
Participant sign above exactly as name is printed on label.

                                      PROXY
                            D&E Communications, Inc.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Anne B. Sweigart, Robert M. Lauman and W. Garth Sprecher, or any one or more of them with power of substitution in each, are hereby authorized to represent the undersigned at the 1998 Annual Meeting of Shareholders of D&E Communications, Inc., to be held at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania, on Thursday, April 30, 1998, at 10:30 a.m., and at any adjournment thereof, and thereat to vote the same number of shares as the undersigned would be entitled to vote if then personally present.

              (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

1.  ELECTION OF FOUR (4) DIRECTORS

NOMINEES:  For the Class C Directors Whose Terms Expire in 2001: Anne B.
           Sweigart, Paul W. Brubaker and Steven B. Silverman. Additional nominee to fill Class C vacancy: Robert A. Kinsley

[  ]  FOR all Nominees listed (except as marked to the contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

      ____________________________________________________________________

2.  RATIFICATION OF INDEPENDENT ACCOUNTANTS

               [  ] for       [  ] against        [  ] abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF THE FOUR (4) DIRECTORS, FOR RATIFICATION OF INDEPENDENT ACCOUNTANTS AND IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. IF NECESSARY, CUMULATIVE VOTING RIGHTS WILL BE EXERCISED TO SECURE THE ELECTION OF AS MANY AS POSSIBLE OF THE BOARD OF DIRECTORS' NOMINEES.





DATE:_______________________________________________ , 1998

___________________________________________________________

___________________________________________________________
Shareholder(s) sign above exactly as name is printed on label. If signing as representative, so indicate. For joint accounts, all owners should sign.